                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of February, 2006, by and between LEHMAN BROTHERS HOLDINGS, INC., a Delaware corporation ("LBH" or "Seller"), and WELLS FARGO BANK, N.A., a national banking association (the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware corporation ("Aurora" or "Master Servicer") and U.S. Bank National Association, a national banking association, solely in its capacity as trustee under the Trust Agreement defined below (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, Lehman Brothers Bank, FSB ("LBB") acquired certain conventional, residential, fixed rate, first lien mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

         WHEREAS, the Seller has conveyed certain Mortgage Loans (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of February 1, 2006 (the "Trust Agreement"), attached as Exhibit B-1 hereto, among the Trustee, the Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator") and SASCO, as depositor (the "Depositor");

         WHEREAS, the Mortgage Loans are currently being serviced by the Servicer pursuant to the Seller's Warranties and Servicing Agreement between LBB, as purchaser, and the Servicer, as seller and as servicer, dated January 1, 2006 (the "SWSA") and annexed hereto as Exhibit C.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of February 1, 2006 (the "Assignment and Assumption Agreement") and annexed hereto as Exhibit B-2, LBB has assigned all of its rights, title and interest in the Mortgage Loans as well as all of its rights and obligations as purchaser under the SWSA to LBH, and LBH has accepted such assignment.

         WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, pursuant to the SWSA, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.


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         WHEREAS, the Seller and the Servicer intend that each of the Master
Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that Wells Fargo Bank, N.A. will act as custodian (the "Custodian") of the Serviced Mortgage Files for the Trustee pursuant to the Custodial Agreement, dated as of February 1, 2006, between the Custodian and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         The Servicer additionally agrees that the Servicer will fully furnish, in accordance with the Fair Credit Reporting Act of 1970, as amended (the "Fair Credit Reporting Act") and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on March 20, 2006 to the Trust Fund is to include principal due after February 1, 2006 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c), (d) and (e) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2006-2 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in Article X (Default) of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any obligations of the Seller under the SWSA; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

                                       2
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         6. No Representations. Neither the Servicer nor the Master Servicer
shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.01 of the SWSA, which the Servicer hereby restates as of the Closing Date) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive, 3rd Floor
                  Englewood, Colorado 80112
                  Attn: Jerald W. Dreyer, Master Servicing,
                  Telephone: (720) 945-3422
                  Facsimile: (720) 945-3123
                  SARM 2006-2

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank, National Association
                  New York, New York
                  ABA#: 021-000-021
                  Account Name: Aurora Loan Services LLC,
                                Master Servicing Payment Clearing Account
                  Account Number: 066-611059
                  Beneficiary: Aurora Loan Services LLC
                  For further credit to: SARM 2006-2

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  U.S. Bank National Association
                  Corporate Trust Services
                  1 Federal Street
                  Boston, MA 02110
                  Attention: Structured Finance/SARM 2006-2
                  Telephone: (617) 603-6406
                  Telecopier: (617) 603-6637

         All written information required to be delivered to the Seller hereunder shall be delivered to LBH at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 6th Floor
                  New York, New York 10019
                  Attention:  Contract Finance - SARM 2006-2
                  Telephone: (212) 884-6292
                  Facsimile: (212) 884-6450

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Acknowledgement. The Servicer hereby acknowledges that the rights and obligations of LBB under the SWSA will be assigned to the Seller on the Closing Date pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as amended by this Agreement will, in turn, be re-assigned by the Seller to SASCO under the Mortgage Loan Sale and Assignment Agreement; and that such rights and obligations will simultaneously be re-assigned by SASCO to the Trust Fund under the Trust Agreement. The Servicer agrees that the Assignment and Assumption Agreement, the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections
2.02 and 12.10 of the SWSA and will constitute a valid assignment and assumption of the rights and obligations of LBB under the SWSA to the Seller, by the Seller to SASCO, and by SASCO to the Trust Fund, as applicable. In addition, the Trust Fund will make a REMIC election. The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund's REMIC election.

         9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                       4
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         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         11. Reconstitution. The Seller and the Servicer agree that this Agreement is a reconstituted agreement executed in connection with a "Securitization Transasction," and that the date hereof is the "Reconstitution Date," each as defined in the SWSA.


                                       5
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         Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                          as Seller


                                        By:
                                            -----------------------------------
                                            Name: Ellen Kiernan
                                            Title: Authorized Signatory


                                        WELLS FARGO BANK, N.A.,
                                          as Servicer


                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:


Acknowledged:

AURORA LOAN SERVICES LLC,
    as Master Servicer


By:
    ----------------------------------
    Name: Jerald W. Dreyer
    Title: Vice President


U.S. BANK NATIONAL ASSOCIATION
  as Trustee and not individually


By:
    ----------------------------------
    Name:
    Title:

                                    EXHIBIT A

                            Modifications to the SWSA


1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan Transfers, Securitization Transactions and Reconstitution, and
         (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Accepted Servicing Practices" in Article I is hereby amended to read as follows:

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (i) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

3. The definition of "Custodial Agreement" in Article I is hereby amended to read as follows:

                  Custodial Agreement: Each custodial agreement relating to custody of certain of the Mortgage Loans, each between a Custodian and the Trustee and each acknowledged by the Master Servicer, the Seller, the Servicer and the Depositor, each dated as of February 1, 2006.

4. The definition of "Custodian" in Article I is hereby amended to read as follows:

                  Custodian: means Wells Fargo Bank, N.A. and any of its successors and assigns.

5. The definition of "Determination Date" in Article I is hereby amended to read as follows:

                  Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

6.       A new definition of "Document Transfer Event" is hereby added to
         Article I immediately following the definition of "Determination Date" to read as follows:

                  Document Transfer Event: The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by Fitch or (iii) any Rating Agency requires the Servicer to deliver the Retained Mortgage Files to the Custodian.

7. The definition of "First Remittance Date" in Article I is hereby deleted in its entirety.

8.       New definition of "MERS Eligible Mortgage Loan" is hereby added to
         Article I immediately following the definition of "MERS" to read as follows:

                  MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS, as nominee.

9. The definition of "Mortgage Interest Rate" in Article I is hereby amended by adding the phrase "net of any Relief Act Reduction" to the end of such definition.

10. New definitions of "Non-MERS Eligible Mortgage Loan" and "Non-MERS Mortgage Loans" are hereby added to Article I immediately following the definition of "Non-Assigned Letter of Credit" to read as follows:

                  Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

                  Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

11. New definitions of "Prepayment Charge," "Prepayment Charge Schedule" and "Prepayment Interest Shortfall Amount" are added to Article I to immediately precede the definition of "Prime Rate" and to read as follows:

                  Prepayment Charge: means with respect to any Mortgage Loan and Distribution Date, the charges or premiums, if any, exclusive of any servicing charges collected by the Servicer in connection with a Mortgage Loan payoff, due in connection with a full prepayment of such Mortgage Loan during the Principal Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

                  Prepayment Charge Schedule: means a data field in the Schedule of Mortgage Loans attached as Schedule I hereto which indicates the amount and method of calculation of the Prepayment Charge and the period during which such Prepayment Charge is imposed with respect to a Mortgage Loan.

                  Prepayment Interest Shortfall Amount: means, with respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

12. The definition of "Qualified Depository" is hereby amended to read as follows:

                  Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, but no more than 365 days, or
                  (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity.

13. A new definition of "Realized Loss" is added to Article I immediately following the definition of "Rating Agencies" to read as follows:

                  Realized Loss: With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

14. A new definition of "Relief Act Reduction" is hereby added to Article I immediately following the definition of "Regulation AB" to read as follows:

                  Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

15. A new definition of "Servicer Prepayment Charge Payment Amount" is added to Article I immediately after the definition of "Servicer" to read as follows:

                  Servicer Prepayment Charge Payment Amount: Any amount paid by the Servicer as a result of an impermissible waiver of a Prepayment Charge pursuant to Section 4.01 of this Agreement.



16. Section 2.01 (Conveyance of Mortgage Loans; Possession of Custodial Mortgage Files; Maintenance of Retained Mortgage File and Servicing Files) is hereby amended as follows:

         (i) by deleting the first paragraph thereof and replacing the word "Purchaser" with the words "Trustee and the Trust Fund" in each instance; and

         (ii) by adding the following after the word "Purchaser" in the fifteenth line of the second paragraph:

                  or within 60 days of the occurrence of a Document Transfer
                  Event

17. Section 2.02 (Books and Records; Transfers of Mortgage Loans) is hereby amended as follows:

         (i) by replacing the reference to "Purchaser" in the first paragraph and the second sentence of the second paragraph of such section with "Trustee and the Trust Fund;" and

         (ii) by adding the following paragraph as the last paragraph of such section:

                  Only if so requested by the Seller or the Master Servicer, the Servicer, at the Depositor's expense, shall cause to be properly prepared and recorded as Assignment of Mortgage in favor of the Trustee with respect to each Non-MERS Mortgage Loan in each public recording office where such Non-MERS Mortgage Loans are recorded, as soon as practicable after the Closing Date (but in no event more than 90 days thereafter to the extent delays are caused by the applicable recording office).

18. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

19. The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

20. The first paragraph of Section 3.01 (Company Representations and Warranties) is hereby amended by replacing the words "to the Purchaser" with "to the Trust Fund, the Master Servicer, the Depositor and the Trustee."

21. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser."

22. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

23. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans."

24.      Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment),
         Section 3.01(m) (No Brokers' Fees) and Section 3.01(n) (Fair Consideration) shall be inapplicable to this Agreement.

25. A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 3.01 (a) through (h), (j) and (l) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Depositor, the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Servicer, the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Depositor, Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's or Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Master Servicer with the prior consent and approval of the Trustee (if and to the extent required under the Trust Agreement). Such assignment shall be made in accordance with Section 12.01.

                           In addition, the Servicer shall indemnify (from its
                  own funds) the Depositor, the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Depositor, the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Servicer relating to
                  or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Depositor, the Trustee or the Master Servicer for compliance with this Agreement.

26. Section 4.01 (Company to Act as Servicer) is hereby amended by replacing the second paragraph of such section with the following:

                           Consistent with the terms of this Agreement, the
                  Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, further, that upon the full release or discharge, the Servicer shall notify the related Custodian of the related Mortgage Loan of such full release or discharge. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or
                  Section 860G(d) of the Code.

27. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                  (i) the words "in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following:
                           "in trust for SARM 2006-2 Trust Fund and various Mortgagors".

                  (ii)     by amending clause (viii) to read as follows:

         (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Servicer's own funds without any right to reimbursement therefor;

28. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended as follows:

                  (i) by replacing the last five lines of clause (ii) with the following:

                  the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund; and

                  (ii) by amending clause (v) thereof by adding the words "Section 4.01 and" before the reference to Section 8.01.

29. Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the words "Purchaser and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T&I" in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

                  in trust for the SARM 2006-2 Trust Fund and various
                  Mortgagors.

30. Section 4.07 (Permitted Withdrawals from Escrow Account) is hereby amended by removing the word "and" at the end of clause (vii), replacing the period at the end of clause (ix) with "; and" and adding a new clause (x) to read as follows:

                  (x) to transfer funds to another Eligible Institution in accordance with Section 4.09 hereof.

31.      Section 4.09 (Protection of Accounts) is hereby amended as follows:

                  (i) by replacing the words "the Purchaser" with "the Master Servicer" in each instance; and

                  (ii) by adding the following sentence as the last sentence of such section:

                           The Company shall give notice to the Master Servicer
                  of any transfer of the Custodial Account, the Subsidy Account or the Escrow Account to a different Qualified Depository no later than 30 days after any such transfer is made and deliver to the Master Servicer, upon request, a certification notice in the form of Exhibit F or Exhibit G, as applicable, with respect to such Qualified Depository.

32. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years", (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

                           In the event that the Trust Fund acquires any REO
                  Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service ( and provided a copy of the same to the Master Servicer and the Trustee) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                           Notwithstanding any other provisions of this
                  Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
                  Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                  (iii) deleting the first sentence of the third paragraph thereto;

                  (iv) replacing the word "sentence" with "paragraph", in the seventh line of the third paragraph thereto;

                  (v) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances," and

                  (vi)     by adding the following to the end of such Section:

                  Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

33.      Section 5.01 (Remittances) is hereby amended as follows:

                  (i) by adding the following after the second paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                                    JPMorgan Chase Bank
                                    New York, New York
                                    ABA #: 021-000-021
                                    Account Name: Aurora Loan Services LLC
                                                  Master Servicing Payment
                                                    Clearing Account
                                    Account Number: 066-611059
                                    Beneficiary:  Aurora Loan Services LLC
                                    For further credit to:  SARM 2006-2

                  (ii) by replacing the words "second Business Day" in the first and second sentences of the second paragraph of such section with "first Business Day."

34. Section 5.02 (Statements to Purchaser) is hereby amended to read as follows:

                  Section 5.02 Statements to Master Servicer.

                           Not later than the tenth calendar day of each month
                  (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and
                  (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer; provided, however, the information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

35. Section 6.04 (Annual Statement as to Compliance) is hereby amended as follows:

                  (a) replacing the words "the Purchaser and any Depositor" with "the Master Servicer and the Depositor" in each instance; and

                  (b) replacing the words "the Purchaser and such Depositor" with "the Master Servicer and such Depositor" in each instance."

36. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby deleted in its entirety.

37. Section 6.06 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

                  (a) by replacing the words "the Purchaser and any Depositor" with "the Depositor and the Master Servicer" in each instance;

                  (b) by replacing the words "the Purchaser and such Depositor" with "the Depositor and such Master Servicer" in each instance;

                  (c) by replacing the words "delivered to the Purchaser" with "delivered to the Depositor and the Master Servicer"; and

                  (d) by replacing the words "deliver to the Purchaser, any Depositor" with "deliver to the Depositor and the Master Servicer."

38. Section 8.01 (Indemnification; Third Party Claims) is hereby amended to read as follows:

                           The Servicer shall indemnify Lehman Brothers Bank,
                  FSB, the Depositor, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement (including, but not limited to its obligations to provide any information, report, certification, accountants' letter or other material pursuant to Sections 6.04 and 6.06 hereunder) or for any inaccurate or misleading information provided pursuant to Sections 6.04 and 6.06 hereunder. The Servicer immediately shall notify Lehman Brothers Bank, FSB, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Master Servicer or the Trustee in connection with such claim. The Servicer shall provide the Trustee (with a copy to the Master Servicer) with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee (after consultation with the Master Servicer) from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

39. Subsection (c) of Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Securitization Transaction) shall be inapplicable to this Agreement.

40. Section 9.01 (Removal of Mortgage Loans from Inclusion Under this Agreement Upon the Securitization Transaction) is hereby amended by:

                  (a) subsection (e) is hereby amended by (1) changing the reference to "the Purchaser, each affiliate of the Purchaser" to "the Trust Fund, the Master Servicer, the Depositor and the Trustee," (2) deleting the reference to "or the Depositor," and (3) deleting the reference to "and the Depositor"; and

                  (b) changing any reference to "Purchaser" to "Master Servicer" in each instance in subsections (d) and (e) and the last four paragraphs of Section 9.01.

41.      Section 10.01 (Events of Default) is hereby amended by:

                  (a) clause (viii) is hereby amended by deleting the "." and adding "; or ";

                  (b)      changing any reference to "Purchaser" to "Master
                           Servicer";

                  (c) changing the reference to "five (5) days" to "two (2) Business Days" in clause (i); and

                  (d) adding the words "within the applicable cure period" after the word "remedied" in the first line of the second paragraph.

42. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee".

43.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                  (ii) mutual consent of the Servicer and the Master Servicer in writing, provided such termination is also acceptable to the Trustee and the Rating Agencies.

                  At the time of any termination of the Servicer pursuant to
         Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

44. Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Bank, FSB (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Bank, FSB."

45. Section 12.01 (Successor to Company) is hereby amended to read as follows:

                           Simultaneously with the termination of the Servicer's
                  responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank, FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, FSB, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under
                  Section 3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver, within three (3) Business
                  Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           Upon a successor's acceptance of appointment as such,
                  the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

46. Section 12.02 (Amendment) is hereby amended by replacing the words "by written agreement signed by the Company and the Purchaser" with "by written agreement signed by the Servicer and Lehman Brothers Bank, FSB, with the written consent of the Master Servicer and the Trustee".

47. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

48. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

49. Section 12.11 (Solicitation of Mortgagor) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Bank, FSB" in each instance.

50. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to the SWSA to read as follows:

                           Section 12.12 Intended Third Party Beneficiaries.
                  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trust Fund, Master Servicer, the Depositor and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trust Fund, the Master Servicer, the Depositor and the Trustee as if they were parties to this Agreement, and the Trust Fund, the Master Servicer, the Depositor and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trust Fund, the Master Servicer, the Depositor and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

51.      Exhibit L (Transaction Parties) is hereby added to the SWSA.

52.      Exhibit H to the SWSA is hereby replaced by Exhibit M attached hereto.

                                   EXHIBIT B-1


                                 Trust Agreement

                                (See Exhibit 4.1)

                                   EXHIBIT B-2

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT C
                                     (SWSA)
                   Seller's Warranties and Servicing Agreement
                      (WFHM Mortgage Loan Series 2006-W03)

                               (See Exhibit 99.6)

                                   Exhibit D-1

                            MONTHLY REMITTANCE ADVICE

FIELD NAME                          DESCRIPTION                                                               FORMAT
----------                          -----------                                                               ------
Article I.      INVNUM     INVESTOR LOAN NUMBER                                                           Number no decimals

SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                                 Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                                    Number two decimals
                           BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                             Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                    Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                                Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                    Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                                Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                           Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                         Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                       Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                                   Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                 Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                               Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                           Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

                                     D-1-1

FIELD NAME                          DESCRIPTION                                                               FORMAT
----------                          -----------                                                               ------
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                              DD-MMM-YY
ACTCODE                    BLANK IF NOT APPLICABLE                                                        Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                                        Number seven decimals
                                                                                                          Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                                     Number seven decimals
                                                                                                          Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                                       Number seven decimals
                                                                                                          Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                         Number two decimals
                           .00 IF PAIDOFF




                                      D-1-2

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
DATA FIELD        FORMAT                                                                DATA DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage  NUMBER(6,5)                                                           The percent of coverage provided by the PMI
                                                                                        company in the event of loss on a defaulted
                                                                                        loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   DATE(MM/DD/YYYY)                                                      Actual date that the claim was submitted to
filed date                                                                              the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy DATE(MM/DD/YYYY)                                                      Actual date that the bankruptcy petition is
start date                                                                              filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim   NUMBER(15,2)                                                          The amount of the claim that was filed by
amount filed                                                                            the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge  DATE(MM/DD/YYYY)                                                      Actual date that the Discharge Order is
date                                                                                    entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date   DATE(MM/DD/YYYY)                                                      Actual due date of the next outstanding
                                                                                        payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
complete date                                                                           are completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction   DATE(MM/DD/YYYY)                                                      Actual date that the eviction proceedings
start date                                                                              are commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first      DATE(MM/DD/YYYY)                                                      Actual date that foreclosure counsel filed
legal date                                                                              the first legal action as defined by state
                                                                                        statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure redemption
end date                                                                                period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy        VARCHAR2(2) 7=Chapter 7 filed  11=Chapter 11 filed                    Chapter of bankruptcy filed.
chapter                      12=Chapter 12 filed 13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-1

------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag   VARCHAR2(2) Y=Active Bankruptcy  N=No Active Bankruptcy               Servicer defined indicator that identifies
                                                                                        that the property is an asset in an active
                                                                                        bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case   VARCHAR2(15)                                                          The court assigned case number of the
Number                                                                                  bankruptcy filed by a party with interest in
                                                                                        the property.
------------------------------------------------------------------------------------------------------------------------------------
MI claim amount   NUMBER(15,2)                                                          The amount paid to the servicer by the PMI
paid                                                                                    company as a result of submitting an MI
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds    DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           the PMI company as a result of transmitting
                                                                                        an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan      NUMBER(10,2)                                                          Current unpaid principal balance of the loan
amount                                                                                  as of the date of reporting to Aurora Master
                                                                                        Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale      DATE(MM/DD/YYYY)                                                      Date that the foreclosure sale is scheduled
scheduled                                                                               to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/      DATE(MM/DD/YYYY)                                                      Actual date that the dismissal or relief
dismissal granted                                                                       from stay order is entered by the bankruptcy
                                                                                        court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of acceptance of an REO offer.
accepted
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer    DATE(MM/DD/YYYY)                                                      Actual date of receipt of an REO offer.
received
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure referral not related to loss
                                                                                        mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value VARCHAR2(15) BPO=Broker's Price Opinion  Appraisal=Appraisal          Name of vendor or management company that
source                                                                                  provided the delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value DATE(MM/DD/YYYY)                                                      Date that the delinquency valuation amount
date                                                                                    was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-2

------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag  VARCHAR2(2) Y=90+ delinq. Not in FC, Bky or Loss mit                  Servicer defined indicator that identifies
                              N=Less than 90 days delinquent                            that the loan is delinquent but is not
                                                                                        involved in loss mitigation, foreclosure,
                                                                                        bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag  VARCHAR2(2) Y=Active foreclosure   N=No active foreclosure            Servicer defined indicator that identifies
                                                                                        that the loan is involved in foreclosure
                                                                                        proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense NUMBER(10,2)                                                          Total of all cumulative expenses advanced by
balance                                                                                 the servicer for non-escrow expenses such as
                                                                                        but not limited to: FC fees and costs,
                                                                                        bankruptcy fees and costs, property
                                                                                        preservation and property inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the loan was referred to
attorney referral                                                                       local counsel to begin foreclosure
date                                                                                    proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       NUMBER(15,2)                                                          Value obtained during the foreclosure
valuation amount                                                                        process. Usually as a result of a BPO and
                                                                                        typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Date that foreclosure valuation amount was
valuation date                                                                          completed by vendor or property management
                                                                                        company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       VARCHAR2(80) BPO=Broker's Price Opinion   Appraisal=Appraisal         Name of vendor or management company that
valuation source                                                                        provided the foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A        DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011A claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011B        DATE(MM/DD/YYYY)                                                      Actual date that the FHA 27011B claim was
transmitted date                                                                        submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/FHA Case   VARCHAR2(15)                                                          Number that is assigned individually to the
number                                                                                  loan by either HUD or VA at the time of
                                                                                        origination.  The number is located on the
                                                                                        Loan Guarantee Certificate (LGC) or the
                                                                                        Mortgage Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-3

------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011A
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure       DATE(MM/DD/YYYY)                                                      Actual date that the foreclosure sale was
actual sale date                                                                        held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan     VARCHAR2(15)                                                          Individual number that uniquely identifies
number                                                                                  loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type         VARCHAR2(2) 1=FHA Residential       2=VA Residential                  Type of loan being serviced generally
                              3=Conventional w/o PMI  4=Commercial                      defined by the existence of certain types of
                              5=FHA Project           6=Conventional w/PMI              insurance. (ie: FHA, VA, conventional
                              7=HUD 235/265           8=Daily Simple Interest Loan      insured, conventional uninsured, SBA, etc.)
                              9=Farm Loan             U=Unknown
                              S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval DATE(MM/DD/YYYY)                                                      The date determined that the servicer and
date                                                                                    mortgagor agree to pursue a defined loss
                                                                                        mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag     VARCHAR2(2) Y=Active loss mitigation  N=No active loss mitigation     Servicer defined indicator that identifies
                                                                                        that the loan is involved in completing a
                                                                                        loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal  DATE(MM/DD/YYYY)                                                      The date that the mortgagor is denied loss
date                                                                                    mitigation alternatives or the date that the
                                                                                        loss mitigation alternative is completed
                                                                                        resulting in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-4

------------------------------------------------------------------------------------------------------------------------------------
Loss mit type     VARCHAR2(2)  L=Loss Mitigation                 LT=Litigation pending  The defined loss mitigation alternative
                               NP=Pending non-performing sale    CH=Charge off          identified on the loss mit approval date.
                               DI=Deed in lieu                   FB=Forbearance plan
                               MO=Modification                   PC=Partial claim
                               SH=Short sale                     VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    NUMBER(10,2)                                                          Value obtained typically from a BPO prior to
                                                                                        foreclosure sale intended to aid in the
                                                                                        completion of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    DATE(MM/DD/YYYY)                                                      Name of vendor or management company that
date                                                                                    provided the loss mitigation valuation
                                                                                        amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value    VARCHAR2(15)  BPO=Broker's Price Opinion  Appraisal=Appraisal         Date that the loss mitigation valuation
source                                                                                  amount was completed by vendor or property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate    VARCHAR2(15)                                                          A number that is assigned individually to
number                                                                                  the loan by the PMI company at the time of
                                                                                        origination. Similar to the VA LGC/FHA Case
                                                                                        Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost         NUMBER(7,7)                                                           The current premium paid to the PMI company
                                                                                        for Lender Paid Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status  VARCHAR2(1)   O=Owner occupied    T=Tenant occupied                   The most recent status of the property
                                U=Unknown           V=Vacant                            regarding who if anyone is occupying the
                                                                                        property.  Typically a result of a routine
                                                                                        property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy     DATE(MM/DD/YYYY)                                                      The date that the most recent occupancy
date/Occupancy                                                                          status was determined. Typically the date
status date                                                                             of the most recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-5

------------------------------------------------------------------------------------------------------------------------------------
Original loan     NUMBER(10,2)                                                          Amount of the contractual obligations (ie:
amount                                                                                  note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value    NUMBER(10,2)                                                          Appraised value of property as of
amount                                                                                  origination typically determined through the
                                                                                        appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date  DATE(MM/DD/YYYY)                                                      Date that the contractual obligations (ie:
                                                                                        note and mortgage/deed of trust) of the
                                                                                        mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds  DATE(MM/DD/YYYY)                                                      Actual date that funds were received from
received date                                                                           HUD as a result of transmitting the 27011B
                                                                                        claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due DATE(MM/DD/YYYY)                                                      The post petition due date of a loan
date                                                                                    involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property          VARCHAR2(2) 1=Excellent           2=Good                              Physical condition of the property as most
condition                     3=Average             4=Fair                              recently reported to the servicer by vendor
                              5=Poor                6=Very poor                         or property management company.
------------------------------------------------------------------------------------------------------------------------------------
Property type     VARCHAR2(2)       1=Single family          2=Town house               Type of property secured by mortgage such
                  3=Condo           4=Multifamily            5=Other                    as: single family, 2-4 unit, etc.
                  6=Prefabricated   B=Commercial             C=Land only
                  7=Mobile home     U=Unknown                D=Farm
                  A=Church          P=PUD                    R=Row house
                  O=Co-op           M=Manufactured housing   24=2-4 family
                  CT=Condotel       MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-6

------------------------------------------------------------------------------------------------------------------------------------
Reason for        VARCHAR2(3) 001=Death of principal mtgr 02=Illness of principal mtgr  Cause of delinquency as identified by
default               003=Illness of mtgr's family member                               mortgagor.
                      004=Death of mtgr's family member   005=Marital difficulties
                      006=Curtailment of income           007=Excessive obligations
                      008=Abandonment of property         009=Distant employee transfer
                      011=Property problem                012=Inability to sell property
                      013=Inability to rent property      014=Military service
                      015=Other                           016=Unemployment
                      017=Business failure                019=Casualty loss
                      022=Energy-Environment costs        023=Servicing problems
                      026=Payment adjustment              027=Payment dispute
                      029=Transfer ownership pending      030=Fraud
                      031=Unable to contact borrower      INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired      NUMBER(10,2)                                                          The projected value of the property that is
value                                                                                   adjusted from the "as is" value assuming
                                                                                        necessary repairs have been made to the
                                                                                        property as determined by the
                                                                                        vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price    NUMBER(15,2)                                                          The most recent listing/pricing amount as
adjustment amount                                                                       updated by the servicer for REO properties.
------------------------------------------------------------------------------------------------------------------------------------
REO list price    DATE(MM/DD/YYYY)                                                      The most recent date that the servicer
adjustment date                                                                         advised the agent to make an adjustment to
                                                                                        the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is) NUMBER(10,2)                                                          The value of the property without making any
                                                                                        repairs as determined by the vendor/property
                                                                                        management company.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-7

------------------------------------------------------------------------------------------------------------------------------------
REO actual        DATE(MM/DD/YYYY)                                                      The actual date that the sale of the REO
closing date                                                                            property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag          VARCHAR2(7)     Y=Active REO       N=No active REO                    Servicer defined indicator that identifies
                                                                                        that the property is now Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original      DATE(MM/DD/YYYY)                                                      The initial/first date that the property was
list date                                                                               listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original      NUMBER(15,2)                                                          The initial/first price that was used to
list price                                                                              list the property with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales     NUMBER(10,2)                                                          The actual REO sales price less closing
proceeds                                                                                costs paid. The net sales proceeds are
                                                                                        identified within the HUD1 settlement
                                                                                        statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price   NUMBER(10,2)                                                          Actual sales price agreed upon by both the
                                                                                        purchaser and servicer as documented on the
                                                                                        HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled     DATE(MM/DD/YYYY)                                                      The date that the sale of the REO property
close date                                                                              is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date    DATE(MM/DD/YYYY)                                                      Date that the vendor or management company
                                                                                        completed the valuation of the property
                                                                                        resulting in the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source  VARCHAR2(15)   BPO=Broker's Price Opinion     Appraisal=Appraisal     Name of vendor or management company that
                                                                                        provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due   DATE(MM/DD/YYYY)                                                      The due date of the first scheduled payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-8

------------------------------------------------------------------------------------------------------------------------------------
Repay next due    DATE(MM/DD/YYYY)                                                      The due date of the next outstanding payment
date                                                                                    due under a forbearance or repayment plan
                                                                                        agreed to by both the mortgagor and
                                                                                        servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The servicer defined date upon which the
broken/                                                                                 servicer considers that the plan is no
reinstated/closed                                                                       longer in effect as a result of plan
date                                                                                    completion or mortgagor's failure to remit
                                                                                        payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan        DATE(MM/DD/YYYY)                                                      The date that both the mortgagor and
created date                                                                            servicer agree to the terms of a forbearance
                                                                                        or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number   NUMBER(9)                                                             Individual number that uniquely identifies
                                                                                        loan as defined by Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/   NUMBER(10,2)                                                          The positive or negative account balance
advance balance                                                                         that is dedicated to payment of hazard
                                                                                        insurance, property taxes, MI, etc. (escrow
                                                                                        items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval    DATE(MM/DD/YYYY)                                                      The actual date that the title approval was
letter received                                                                         received as set forth in the HUD title
date                                                                                    approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package     DATE(MM/DD/YYYY)                                                      The actual date that the title package was
HUD/VA date                                                                             submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds    DATE(MM/DD/YYYY)                                                      The actual date that funds were received by
received date                                                                           the servicer from the VA for the expense
                                                                                        claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim          DATE(MM/DD/YYYY)                                                      The actual date that the expense claim was
submitted date                                                                          submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds    NUMBER(15,2)                                                          The amount of funds received by the servicer
received amount                                                                         from VA as a result of the specified bid.
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-9

------------------------------------------------------------------------------------------------------------------------------------
VA first funds    DATE(MM/DD/YYYY)                                                      The date that the funds from the specified
received date                                                                           bid were received by the servicer from the
                                                                                        VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted  DATE(MM/DD/YYYY)                                                      Actual date that the Notice of Election to
date                                                                                    Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code          VARCHAR2(5)                                                           US postal zip code that corresponds to
                                                                                        property location.
------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency  VARCHAR2(3)         09=Forbearance          17=Preforeclosure sale    The code that is electronically reported to
status code       24=Drug seizure     26=Refinance            27=Assumption             FNMA by the servicer that reflects the
                  28=Modification     29=Charge-off           30=Third-party sale       current defaulted status of a loan. (ie: 65,
                  31=Probate          32=Military indulgence  43=Foreclosure            67, 43 or 44)
                  44=Deed-in-lieu     49=Assignment           61=Second lien
                                                                 considerations
                  62=VA no-bid        63=VA Refund            64=VA Buydown
                  65=Ch. 7 bankruptcy 66=Ch. 11 bankruptcy    67=Ch. 13 bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency  VARCHAR2(3) 001=Death of principal mtgr 002=Illness of principal mtgr The code that is electronically reported to
reason code       003=Illness of mtgr's family member 004=Death of mtgr's family member FNMA by the servicer that describes the
                  005=Marital difficulties            006=Curtailment of income         circumstance that appears to be the primary
                  007=Excessive obligations           008=Abandonment of property       contributing factor to the delinquency.
                  009=Distant employee transfer       011=Property problem
                  012=Inability to sell property      013=Inability to rent property
                  014=Military service                015=Other
                  016=Unemployment                    017=Business failure
                  019=Casualty loss                   022=Energy-Environment costs
                  023=Servicing problems              026=Payment adjustment
                  027=Payment dispute                 029=Transfer ownership pending
                  030=Fraud                           031=Unable to contact  borrower
                  INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------

                                      D-2-10

------------------------------------------------------------------------------------------------------------------------------------
Suspense balance  NUMBER(10,2)                                                          Money submitted to the servicer, credited to
                                                                                        the mortgagor's account but not allocated to
                                                                                        principal, interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow NUMBER(10,2)                                                          Money held in escrow by the mortgage company
balance                                                                                 through completion of repairs to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number   NUMBER(10,2)                                                          Unique number assigned to a group of loans
                                                                                        in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------

                                     D-2-11

                                    EXHIBIT L

                               TRANSACTION PARTIES

Trustee:  U.S Bank National Association

Securities Administrator:  Wells Fargo Bank, N.A.

Master Servicer:  Aurora Loan Services LLC

Credit Risk Manager:  N/A

PMI Insurer(s):  N/A

Interest Rate Swap Counterparty:  N/A

Interest Rate Cap Counterparty:  N/A

Servicer(s): Aurora Loan Services LLC, Countrywide Home Loans Servicing LP, HSBC Mortgage Corp. (USA) and Wells Fargo Bank, N.A.

Originator(s): American Home Mortgage Company, Countrywide Home Loans Inc, EverBank, GreenPoint Mortgage Funding Inc., HSBC Mortgage Corp. (USA), Impac Funding Corporation, Lehman Brothers Bank FSB, Option One Mortgage Corporation and Wells Fargo Bank, N.A.

Custodian(s): Deutsche Bank National Trust Company, LaSalle Bank National Association, U.S. Bank National Association and Wells Fargo Bank, N.A.

Seller:  Lehman Brothers Holdings Inc.

                                     L-1-1

                                    EXHIBIT M

              EXHIBIT REGARDING SERVICING CRITERIA TO BE ADDRESSED
                      IN REPORT ON ASSESSMENT OF COMPLIANCE


To:

Aurora Loan Services LLC
327 Inverness Drive South, 3rd Floor
Englewood, CO  80112
Attn:  Jerald W. Dreyer
(SARM 2006-2)

         Reference is made to that certain servicing agreement, dated as of February 1, 2006 (the "Agreement"), by and among Lehman Brothers Holdings Inc., Aurora Loan Services LLC, as servicer and as master servicer, and acknowledged by U.S. Bank National Association, as Trustee, relating to the issuance of the Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2006-2. This exhibit is delivered pursuant to Section 6.06 of the Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

         The assessment of compliance to be delivered by Wells Fargo Bank, N.A. shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria", as identified by a mark in the column titled "Applicable Servicing Criteria":


-------------------- -------------------------------------------------------------------------- --------------- ---------------
 REG AB REFERENCE                               SERVICING CRITERIA                                APPLICABLE     INAPPLICABLE
                                                                                                  SERVICING       SERVICING
                                                                                                   CRITERIA        CRITERIA
-------------------- -------------------------------------------------------------------------- --------------- ---------------
                                         GENERAL SERVICING CONSIDERATIONS
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or              X
                     other triggers and events of default in accordance with the transaction agreements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties,             X
                     policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up                             X
                     servicer for the mortgage loans are maintained.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the               X
                     party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------

                                      M-1

-------------------- -------------------------------------------------------------------------- --------------- ---------------
 REG AB REFERENCE                            SERVICING CRITERIA CON'T                             APPLICABLE     INAPPLICABLE
                                                                                                  SERVICING       SERVICING
                                                                                                   CRITERIA        CRITERIA
-------------------- -------------------------------------------------------------------------- --------------- ---------------
                                        CASH COLLECTION AND ADMINISTRATION
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the appropriate custodial          X
                     bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an            X
                     investor are made only by authorized personnel.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or             X
                     distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash reserve accounts          X
                     or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository           X
                     institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                     Exchange Act.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.            X
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all asset-backed             X
                     securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A)
                     mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
                                        INVESTOR REMITTANCES AND REPORTING
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the Commission,           X
                     are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D)
                     agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(3)(ii        Amounts due to investors are allocated and remitted in accordance with           X
                     timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two business days to         X
                     the Servicer's investor records, or such other number of days specified in the transaction agreements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports agree with                X
                     cancelled checks, or other form of payment, or custodial bank statements.
-------------------- -------------------------------------------------------------------------- --------------- ---------------

-------------------- -------------------------------------------------------------------------- --------------- ---------------
 REG AB REFERENCE                            SERVICING CRITERIA CON'T                             APPLICABLE     INAPPLICABLE
                                                                                                  SERVICING       SERVICING
                                                                                                   CRITERIA        CRITERIA
-------------------- -------------------------------------------------------------------------- --------------- ---------------
                                             POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as required by the         X
                     transaction agreements or related mortgage loan documents.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded as required by the            X
                     transaction agreements
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made,              X
                     reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in accordance             X
                     with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree with the                X
                     Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's mortgage              X
                     loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans,                     X
                     modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a         X
                     mortgage loan is delinquent in accordance with the transaction agreements.
                     Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for mortgage loans with          X
                     variable rates are computed based on the related mortgage loan documents.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow                  X
                     accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments)         X
                     are made on or before the related penalty or expiration dates, as indicated
                     on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------------- -------------- ---------------

                                      M-3

-------------------- -------------------------------------------------------------------------- --------------- ---------------
 REG AB REFERENCE                            SERVICING CRITERIA CON'T                             APPLICABLE     INAPPLICABLE
                                                                                                  SERVICING       SERVICING
                                                                                                   CRITERIA        CRITERIA
-------------------- -------------------------------------------------------------------------- --------------- ---------------
                                         POOL ASSET ADMINISTRATION CON'T
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on           X
                     behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted within two business         X
                     days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are recognized and          X
                     recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------------- -------------- ---------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in Item 1114(a)(1)                          X
                     through (3) or Item 1115 of Regulationc AB, is maintained as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------------- -------------- ---------------

                                   SCHEDULE I

                             Mortgage Loan Schedule

On file at the Offices of:
Dechert LLP
2929 Arch Street
Philadelphia, PA 19104
Att: Steven J. Molitor
215.994.2777 tel
215.994.2222 fax